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                                                                        10.9A


                      ACTION BY UNANIMOUS WRITTEN CONSENT
                              OF THE DIRECTORS OF
                           UGLY DUCKLING CORPORATION


        The undersigned, constituting all of the members of the Board of Directors of Ugly Duckling Corporation, a Delaware corporation (the "Corporation"), hereby adopt the following resolutions by written consent pursuant to Section 141(f) of the Delaware General Corporation Law:

SunAmerica Conversion

        WHEREAS, the Corporation previously approved the issuance to SunAmerica Life Insurance Company of a warrant to purchase 100,000 shares of the Corporation's Common Stock at the initial public offering price of such stock;

        WHEREAS, pursuant to the Corporation's reincorporation in Delaware, the Corporation effected a 1.16 to 1 split of its Common Stock;

        WHEREAS, the Corporation desires to amend its prior resolution with respect to the SunAmerica warrant to reflect such stock split;

                NOW, THEREFORE, BE IT RESOLVED, that, in connection the conversion by SunAmerica of its $3 million subordinated note into Common Stock of the Corporation at the initial public offering price and in addition to any other agreement related thereto, the Corporation shall grant to SunAmerica a ten-year warrant to purchase 116,000 shares of Common Stock at the initial public offering price;

                FURTHER RESOLVED, that the Corporation hereby reserves from the authorized and unissued shares of Common Stock such number of shares of the Common Stock as shall be necessary to satisfy the provisions of the SunAmerica warrant; and

                FURTHER RESOLVED, that all other resolutions previously adopted relating to the SunAmerica conversion remain in full force and effect.

Amendment of Long-Term Incentive Plan

        WHEREAS, the Corporation has reserved 580,000 shares of its Common Stock for issuance in connection with awards granted pursuant to its Long-Term Incentive Plan; and

        WHEREAS, the Corporation desires to increase the number of shares of Common Stock available for issuance under the Long-Term Incentive Plan to 800,000;

                NOW, THEREFORE, BE IT RESOLVED, that the Corporation hereby amends its Long-Term Incentive Plan to allow for the issuance of up to 800,000 shares of Common Stock in connection with awards granted to eligible participants under such plan; and


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                FURTHER RESOLVED, that the Corporation hereby reserves from the authorized and unissued shares of Common Stock such number of shares of the Common Stock as shall be necessary to satisfy the provisions of the Long-Term Incentive Plan, as amended.

General Authority

                RESOLVED, that the officers of this Corporation and each of them be, and they hereby are, authorized, empowered, and directed to take such actions as they or any of them may deem necessary or appropriate in order fully to effectuate the purposes of the foregoing resolutions; and

                RESOLVED, that any actions taken by any of the officers of the Corporation or any of them prior to the adoption of these resolutions, which would have been within the authority conferred hereby if done after the date these resolutions are adopted, are hereby ratified and approved.

Effective Date

                RESOLVED, that except as otherwise indicated in such resolutions, the effective date of these resolutions shall be the date indicated below.

        IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of and the above resolutions, unless otherwise indicated herein, shall be effective on the 29th day of May, 1996.



                                        By:  /s/ Ernest C. Garcia, II
                                           ----------------------------------
                                                 Ernest C. Garcia, II
                                        Title:         Director


                                       2




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                       ACTION BY UNANIMOUS WRITTEN CONSENT
                                       OF
                                THE SHAREHOLDERS
                                       OF
                           UGLY DUCKLING CORPORATION


        The undersigned, constituting all of the shareholders of Ugly Duckling Corporation, a Delaware corporation (the "Corporation"), hereby adopt the following resolutions by unanimous written consent:

        WHEREAS, the Corporation has established a Long Term Incentive Plan and has reserved 500,000 shares of its common stock for issuance in connection with awards granted pursuant to the Long Term Incentive Plan.

        WHEREAS, pursuant to the Corporation's reincorporation in Delaware, the Corporation effected a 1.16 to 1 split of its common stock and, therefore, the shares reserved for award pursuant to the Long Term Incentive Plan were increased from 500,000 shares to 580,000 shares.

        WHEREAS, the Corporation seeks to increase the number of shares of common stock available for issuance under the Long Term Incentive Plan to 800,000 shares.

                RESOLVED, that the Corporation amend its Long Term Incentive Plan to allow for the issuance of up to 800,000 shares of common stock in connection with awards granted to eligible participants under such plan, and

                RESOLVED, that the Corporation reserve from the authorized and unissued shares of common stock 800,000 shares of common stock to satisfy the provisions of the Long Term Incentive Plan as amended.

                RESOLVED, that the directors and officers of the Corporation and each of them be, and they hereby are authorized, empowered and directed to take such actions as they or any of them may deem necessary or appropriate in order to fully effectuate the purposes of the foregoing resolutions and that any actions taken by the directors or officers of the Corporation or any of them prior to the adoption of these resolutions, which would have been made with the authority conferred hereby if done after the date these resolutions are adopted, are hereby ratified and approved.

                RESOLVED, that except as otherwise indicated in such resolutions, the effective date of these resolutions shall be May 29, 1996.

SHAREHOLDERS:                                   /s/ Ernest C. Garcia II
                                                -------------------------------
                                                Ernest C. Garcia II

                                                /s/ Steven P. Johnson
                                                -------------------------------
                                                Steven P. Johnson


                                                /s/ Steven T. Darak
                                                -------------------------------
                                                Steven T. Darak


                                                /s/ Scott A. Allen
                                                -------------------------------
                                                Scott A. Allen

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                                                /s/  Wm. Don Gray
                                                -------------------------------
                                                Wm. Don Gray

                                                /s/  Nancy V. Young
                                                -------------------------------
                                                Nancy V. Young

                                                /s/ Peter R. Fratt
                                                -------------------------------
                                                Peter R. Fratt


                                                Eric J. and Jennifer L. Splaver
                                                Revocable Trust U/A May 5, 1995

                                                By: /s/ Eric J. Splaver
                                                    ---------------------------
                                                    Eric J. Splaver, Trustee

                                                /s/ Mary E. Reiner
                                                --------------------------------
                                                Mary E. Reiner


                                                /s/ Walter T. Vonsh
                                                --------------------------------
                                                Walter T. Vonsh